[Wells Fargo Foothill, Inc. letterhead]





                                December 29, 2005



ADVANCED MARKETING SERVICES, INC.
5880 Oberlin Drive
San Diego, California 92121
Attn:  Curt Smith, Chief Financial Officer

         Re: Loan and Security Agreement, dated as of April 27, 2004 (as amended and modified, from time to time, the "Agreement"; initially capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement), by and among, on the one hand, Advanced Marketing Services, Inc, Publishers Group, Incorporated and Publishers Group West, Incorporated (collectively, "Borrowers"), and, on the other hand, the lenders identified on the signatures pages to the Agreement ("Lenders"), and Wells Fargo Foothill, Inc. ("Agent"), as the arranger and administrative agent for the Lenders.

Dear Curt:

         Pursuant to Section 6.3(d) of the Agreement, Borrowers are required to deliver to Agent, with copies to each Lender, certain consolidated financial statements of Parent and its Subsidiaries for each fiscal year, audited by independent certified public accountants. Borrowers hereby request and Agent and the Lenders hereby agree, effective December 30, 2005, to (x) extend to January 31, 2006 the date that the Borrowers are required to deliver such financial statements for Parent's fiscal year ending March 31, 2004, and (y) extend to March 31, 2006 the date that the Borrowers are required to deliver such financial statements for Parent's fiscal year ending March 31, 2005.

         Borrowers acknowledge and agree that their failure to satisfy all of the above requirements of such Section prior to the above deadlines shall constitute an Event of Default under the Agreement.

         The waivers, amendments, and extensions herein are limited to the specifics hereof, shall not apply with respect to any Default or Event of Default, or any other facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Agreement, and, except as expressly set forth herein, shall not operate as a waiver or an amendment of any right, power, or remedy of Agent, nor as a consent to or waiver of any further or other matter, under the Loan Documents.

         This letter shall constitute a Loan Document and shall be subject to the provisions regarding governing law, waiver of jury trial, jurisdiction and venue applicable to the Agreement.

         This waiver letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of this letter by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this letter. Any party delivering an executed counterpart of this letter by telefacsimile shall also deliver an original executed counterpart of this letter, but the failure to do so shall not affect the validity, enforceability or binding effect of this letter. This letter shall be governed by the laws of the state of California applicable to contracts made and to be performed in the state of California.

         Please sign and return to the undersigned a copy of this letter confirming your receipt of this letter and your agreement to the extended compliance date outlined herein.

                                     Very truly yours,

                                     WELLS FARGO FOOTHILL, INC.,
                                     as Agent and a Lender


                                     By:      /s/ Daniel Whitwer
                                        ----------------------------------------
                                              Daniel Whitwer, Vice President

ACKNOWLEDGED AND ACCEPTED:

ADVANCED MARKETING SERVICES, INC.


By:      /s/ Curtis R. Smith
   --------------------------------------------------
Name     Curtis R. Smith
    -------------------------------------------------
Title:   EVP & CFO
      -----------------------------------------------


PUBLISHERS GROUP, INCORPORATED


By:      /s/ Curtis R. Smith
   --------------------------------------------------
Name     Curtis R. Smith
    -------------------------------------------------
Title:   EVP & CFO
      -----------------------------------------------


PUBLISHERS GROUP WEST, INCORPORATED


By:      /s/ Richard C. Freese
   --------------------------------------------------
Name     Richard C. Freese
    ----------------------------------------
Title:   President
      -----------------------------------------------

LASALLE BUSINESS CREDIT, LLC


By:
   --------------------------------------------------
Name
    -------------------------------------------------
Title:
      -----------------------------------------------



MARATHON STRUCTURED FINANCE FUND L.P.


By:
   --------------------------------------------------
Name
    -------------------------------------------------
Title:
      -----------------------------------------------


CAPITALSOURCE FINANCE LLC


By:      /s/ Mark Fidati
   --------------------------------------------------
Name     Mark Fidati
    -------------------------------------------------
Title:   Portfolio Manager
      -----------------------------------------------